U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 13, 2004

                        COMMISSION FILE NUMBER: 333-56604

                          Soleil Film and Television, Inc.

             (Exact name of registrant as specified in its charter)


            California                                 91-2090516

--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


     629 State Street, Suite 217
     Santa Barbara, California                                    93101
(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: (805)899-1299

                        Ameridream Entertainment, Inc.
            ------------------------------------------------------
          (Former name or former address, if changed since last report)




Item 4.    Changes in Registrant's Certifying Accountant

On January 13, 2004, the Registrant engaged Cordovano and Honeck, P.C. , 201 Steele Street, Suite 300, Denver, Colorado, as its independent accountant and dismissed its former independent accountant, Rogelio G. Castro. The audit committee of the board of directors of the Registrant approved the change in accountants. The independent accountant=s report on the financial statements for the Registrant over the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant, in his report for the past two fiscal years has included an opinion that, due to the Registrant=s lack of revenue producing assets and history of losses, there is doubt about the Registrant=s ability to continue as a going concern.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.





                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2004

Soleil Film and Television, Inc.

    Agata Gotova
-----------------------------
By: Agata Gotova, President

In connection with the annual report of Ameridream Entertainment, Inc. on Form 8K for the period February 6, 2004, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: February 6, 2004              By: Agata Gotova
                                  --------------------------
                                   Agata Gotova,
                                   Chief Executive Officer


Dated: February 6, 2004            By:  Kenneth G. Eade
                                   ------------------------
                                   Kenneth G. Eade,
                                   Chief Financial Officer